                                                                   EXHIBIT 10.45


                                                                     EXHIBIT A-1

                                 [FORM OF NOTE]

               This Note has not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act.

                                   INMAC B.V.

               9.87% SENIOR GUARANTEED NOTE DUE SEPTEMBER 15, 2001

No. 001                                                            June 29, 1995
$13,000,000
PPN N4575#AA6

       FOR VALUE RECEIVED, the undersigned, INMAC B.V. (herein called the "Company"), a corporation organized and existing under the laws of The Netherlands, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA or registered assigns, the principal sum of THIRTEEN MILLION DOLLARS on September 15, 2001, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 9.87% per annum from the date hereof, payable quarterly on the 15th day of December, March, June and September in each year, commencing on September 15, 1995 and continuing until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 11.87% or (ii) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

                                      A1-1

       Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

       This Note is one of a series of Senior Guaranteed Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of June 29, 1995 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without premium and in other cases with premium, as more specified in the Agreement. This Note is fully and unconditionally guaranteed by Inmac Corp., a Delaware corporation and the parent of the Company, pursuant to a Guaranty of even date herewith, and by certain subsidiaries of the Company pursuant to a Subsidiary Guaranty of even date herewith.

       This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

       The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.

       In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

       This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                                                    INMAC B.V.

                                                    By
                                                       -----------------

                                      A1-2
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                                                                     EXHIBIT A-2

                                 [FORM OF NOTE]

               This Note has not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act.

                                   INMAC B.V.

              10.24% SENIOR GUARANTEED NOTE DUE SEPTEMBER 15, 2001

No. 002                                                            June 29, 1995
Dfl.10,918,600
PPN N4575#AC2

       FOR VALUE RECEIVED, the undersigned, INMAC B.V. (herein called the "Company"), a corporation organized and existing under the laws of The Netherlands, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA or registered assigns, the principal sum of TEN MILLION NINE HUNDRED EIGHTEEN THOUSAND SIX HUNDRED DUTCH GUILDERS on September 15, 2001, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 10.24% per annum from the date hereof, payable quarterly on the 15th day of December, March, June and September in each year, commencing on September 15, 1995 and continuing until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 12.24% or (ii) 2.0% over the Overnight Dutch Guilder Funding Rate publicly announced by Morgan Guaranty Trust Company of New York from time to time in its Amsterdam office.

                                      A1-3

       Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of The Netherlands.

       This Note is one of a series of Senior Guaranteed Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of June 29, 1995 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without premium and in other cases with premium, as more specified in the Agreement. This Note is fully and unconditionally guaranteed by Inmac Corp., a Delaware corporation and the parent of the Company, pursuant to a Guaranty of even date herewith, and by certain subsidiaries of the Company pursuant to a Subsidiary Guaranty of even date herewith.

       This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

       The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.

       In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

       This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                                                    INMAC B.V.

                                                    By
                                                       ----------------


                                      A1-4